UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
AMENDMENT NO. 1
TO
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
July 20, 2009
Date of Report (Date of earliest event reported)
Smith & Wesson Holding Corporation
(Exact Name of Registrant as Specified in Charter)

Nevada	001-31552	87-0543688

(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction of Incorporation)		Identification No.)
2100 Roosevelt Avenue
Springfield, Massachusetts
01104
(Address of Principal Executive Offices) (Zip Code)
(800) 331-0852
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Exhibit 23.1
Exhibit 99.1
Exhibit 99.2

Explanatory Note
This Current Report on Form 8-K/A amends the Current Report on Form 8-K, dated July 20, 2009, filed by Smith & Wesson Holding Corporation on July 24, 2009 (the “Original Report”). The Original Report was filed to report the completion of Smith & Wesson Holding Corporation’s acquisition of Universal Safety Response, Inc. (“USR”). In response to parts (a) and (b) of Item 9.01 of the Original Report, Smith & Wesson Holding Corporation stated that it would file the required financial information by amendment, as permitted by Items 9.01(a)(4) and 9.01(b)(2) of Form 8-K. Smith & Wesson Holding Corporation hereby amends the Original Report in order to provide the required financial information.
At the time Smith & Wesson Holding Corporation filed the above-referenced Form 8-K regarding the USR acquisition, Smith & Wesson Holding Corporation believed that the acquisition would qualify as a “significant” acquisition under Rule 3-05 of Regulation S-X, requiring only one year of audited financial statements. Based on Smith & Wesson Holding Corporation’s closing stock price as of July 20, 2009 and subsequent determination of the fair value regarding the earnout associated with this acquisition, Smith & Wesson Holding Corporation has determined that the investment test of Rule 3-05 requires Smith & Wesson Holding Corporation to provide two years of audited financial statements for USR. Currently, Smith & Wesson Holding Corporation is unable to provide audited financial statements of USR for the calendar year ended December 31, 2007, as an audit has not yet been conducted. Smith & Wesson Holding Corporation is assessing the financial records of USR in order to determine whether an audit for the period ending December 31, 2007 is possible. Smith & Wesson Holding Corporation is, therefore, not in compliance with Rule 3-05 of Regulation S-X. Until Smith & Wesson Holding Corporation files audited financial statements for USR as required under Rule 3-05 of Regulation S-X, the Securities and Exchange Commission will not declare effective registration statements or post-effective amendments filed by Smith & Wesson Holding Corporation for a maximum time frame of up to one year from the filing of this Form 8-K/A. This restriction does not apply to currently effective registration statements covering employee benefit plans, transactions involving secondary offerings, sales of securities under Rule 144, or offerings or sales of securities upon the conversion of outstanding convertible securities or upon the exercise of outstanding warrants or rights.
Item 9.01. Financial Statements and Exhibits.
     (a) Financial Statements of Business Acquired
The historical financial statements of Universal Safety Response, Inc. for the year ended December 31, 2008, and for the six month periods ended June 30, 2009 and 2008 (unaudited), are filed herewith as Exhibit 99.1 and are incorporated herein by reference.
     (b) Pro Forma Financial Information
The unaudited pro forma consolidated statements of income and comprehensive income of Smith & Wesson Holding Corporation for the year ended April 30, 2009 and for the three months ended July 31, 2009, giving effect to the acquisition of Universal Safety Response, Inc., are filed herewith as Exhibit 99.2 and are incorporated herein by reference.
     (d) Exhibits
23.1	Consent of Lattimore Black Morgan and Cain, PC

99.1	The historical financial statements of Universal Safety Response, Inc. for the year ended December 31, 2008 and for the six month periods ended June 30, 2009 and 2008 (unaudited)

99.2	The unaudited pro forma consolidated condensed combined financial statements of Smith & Wesson Holding Corporation for the year ended April 30, 2009 and for the three months ended July 31, 2009, giving effect to the acquisition of Universal Safety Response, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMITH & WESSON HOLDING CORPORATION
Date: October 2, 2009	By:	/s/ William F. Spengler
William F. Spengler
Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit
Number	Exhibits
23.1	Consent of Lattimore Black Morgan and Cain, PC

99.1	The historical financial statements of Universal Safety Response, Inc. for the year ended December 31, 2008 and for the six month periods ended June 30, 2009 and 2008 (unaudited)

99.2	The unaudited pro forma consolidated condensed combined financial statements of Smith & Wesson Holding Corporation for the year ended April 30, 2009 and for the three months ended July 31, 2009, giving effect to the acquisition of Universal Safety Response, Inc.